Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2015		2014		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 17,787	100.0	$ 19,495	100.0	(8.8)
Cost of products sold	5,357	30.1	6,039	31.0	(11.3)
Selling, marketing and administrative expenses	5,384	30.3	5,481	28.1	(1.8)
Research and development expense	2,129	12.0	2,005	10.3	6.2
In-process research and development	—	—	4	0.0
Interest (income) expense, net	107	0.6	114	0.6
Other (income) expense, net	(931)	(5.3)	226	1.1
Earnings before provision for taxes on income	5,741	32.3	5,626	28.9	2.0
Provision for taxes on income	1,225	6.9	1,300	6.7	(5.8)
Net earnings	$ 4,516	25.4	$ 4,326	22.2	4.4

Net earnings per share (Diluted)	$ 1.61		$ 1.51		6.6

Average shares outstanding (Diluted)	2,812.0		2,874.2

Effective tax rate	21.3%		23.1%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 6,248	35.1	$ 6,524	33.5	(4.2)
Net earnings	$ 4,812	27.1	$ 5,133	26.3	(6.3)
Net earnings per share (Diluted)	$ 1.71		$ 1.78		(3.9)
Effective tax rate	23.0%		21.3%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A)  NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2015		2014		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 35,161	100.0	$ 37,610	100.0	(6.5)
Cost of products sold	10,639	30.2	11,494	30.6	(7.4)
Selling, marketing and administrative expenses	10,231	29.1	10,664	28.3	(4.1)
Research and development expense	4,028	11.5	3,836	10.2	5.0
In-process research and development	—	—	22	0.1
Interest (income) expense, net	226	0.6	232	0.6
Other (income) expense, net	(1,279)	(3.6)	312	0.8
Earnings before provision for taxes on income	11,316	32.2	11,050	29.4	2.4
Provision for taxes on income	2,480	7.1	1,997	5.3	24.2
Net earnings	$ 8,836	25.1	$ 9,053	24.1	(2.4)

Net earnings per share (Diluted)	$ 3.13		$ 3.15		(0.6)

Average shares outstanding (Diluted)	2,821.0		2,875.5

Effective tax rate	21.9%		18.1%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 11,878	33.8	$ 12,452	33.1	(4.6)
Net earnings	$ 9,230	26.3	$ 9,826	26.1	(6.1)
Net earnings per share (Diluted)	$ 3.27		$ 3.41		(4.1)
Effective tax rate	22.3%		21.1%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A)  NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,355	1,320	2.7%	2.7	—
International	2,128	2,424	(12.2)	2.1	(14.3)
	3,483	3,744	(7.0)	2.3	(9.3)

Pharmaceutical
U.S.	4,543	4,613	(1.5)	(1.5)	—
International	3,403	3,896	(12.7)	3.8	(16.5)
	7,946	8,509	(6.6)	1.0	(7.6)

Medical Devices
U.S.	3,013	3,199	(5.8)	(5.8)	—
International	3,345	4,043	(17.3)	(3.9)	(13.4)
	6,358	7,242	(12.2)	(4.7)	(7.5)

U.S.	8,911	9,132	(2.4)	(2.4)	—
International	8,876	10,363	(14.3)	0.5	(14.8)
Worldwide	$ 17,787	19,495	(8.8)%	(0.9)	(7.9)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 2,714	2,629	3.2%	3.2	—
International	4,159	4,672	(11.0)	2.6	(13.6)
	6,873	7,301	(5.9)	2.8	(8.7)

Pharmaceutical
U.S.	8,914	8,353	6.7	6.7	—
International	6,758	7,654	(11.7)	3.8	(15.5)
	15,672	16,007	(2.1)	5.3	(7.4)

Medical Devices
U.S.	5,975	6,354	(6.0)	(6.0)	—
International	6,641	7,948	(16.4)	(3.5)	(12.9)
	12,616	14,302	(11.8)	(4.6)	(7.2)

U.S.	17,603	17,336	1.5	1.5	—
International	17,558	20,274	(13.4)	0.6	(14.0)
Worldwide	$ 35,161	37,610	(6.5)%	1.1	(7.6)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 8,911	9,132	(2.4)%	(2.4)	—

Europe	4,151	5,056	(17.9)	1.0	(18.9)
Western Hemisphere excluding U.S.	1,501	1,863	(19.4)	(4.0)	(15.4)
Asia-Pacific, Africa	3,224	3,444	(6.4)	2.2	(8.6)
International	8,876	10,363	(14.3)	0.5	(14.8)

Worldwide	$ 17,787	19,495	(8.8)%	(0.9)	(7.9)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 17,603	17,336	1.5%	1.5	—

Europe	8,191	9,941	(17.6)	0.7	(18.3)
Western Hemisphere excluding U.S.	3,140	3,558	(11.7)	2.6	(14.3)
Asia-Pacific, Africa	6,227	6,775	(8.1)	(0.4)	(7.7)
International	17,558	20,274	(13.4)	0.6	(14.0)

Worldwide	$ 35,161	37,610	(6.5)%	1.1	(7.6)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Second Quarter			% Incr. /
(Dollars in Millions Except Per Share Data)	2015	2014		(Decr.)

Earnings before provision for taxes on income - as reported	$ 5,741	5,626		2.0%

Intangible asset amortization expense	318	474

Litigation expense/(gain), net	134	276

Synthes integration costs	49	144

DePuy ASR™ Hip program	9	—

In-process research and development	—	4

Ortho-Clinical Diagnostics divestiture net gain	(3)	—

Earnings before provision for taxes on income - as adjusted	$ 6,248	6,524		(4.2)%

Net Earnings - as reported	$ 4,516	4,326		4.4%

Intangible asset amortization expense	230	358

Litigation expense/(gain), net	23	342	(1)

Synthes integration costs	37	104

DePuy ASR™ Hip program	8	—

In-process research and development	—	3

Tax benefit associated with Conor Medsystems	—	—

Ortho-Clinical Diagnostics divestiture net gain	(2)	—

Net Earnings - as adjusted	$ 4,812	5,133		(6.3)%

Diluted Net Earnings per share - as reported	$ 1.61	1.51		6.6%

Intangible asset amortization expense	0.08	0.12

Litigation expense/(gain), net	0.01	0.12

Synthes integration costs	0.01	0.03

DePuy ASR™ Hip program	—	—

In-process research and development	—	—

Tax benefit associated with Conor Medsystems	—	—

Ortho-Clinical Diagnostics divestiture net gain	—	—

Diluted Net Earnings per share - as adjusted	$ 1.71	1.78		(3.9)%

Operational Diluted Net Earnings per share - as adjusted*	$ 1.90	1.78		6.7%

*Excludes the effect of translational currency

(1) Includes adjustment to deferred tax asset related to deductibility by tax jurisdiction

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Six Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2015	2014	(Decr.)

Earnings before provision for taxes on income - as reported	$ 11,316	11,050	2.4%

Intangible asset amortization expense	630	842

Litigation expense/(gain), net	(268)	276

Synthes integration costs	81	262

DePuy ASR™ Hip program	148	—

In-process research and development	—	22

Ortho-Clinical Diagnostics divestiture net gain	(29)	—

Earnings before provision for taxes on income - as adjusted	$ 11,878	12,452	(4.6)%

Net Earnings - as reported	$ 8,836	9,053	(2.4)%

Intangible asset amortization expense	456	625

Litigation expense/(gain), net	(230)	342

Synthes integration costs	62	188

DePuy ASR™ Hip program	130	—

In-process research and development	—	16

Tax benefit associated with Conor Medsystems	—	(398)

Ortho-Clinical Diagnostics divestiture net gain	(24)	—

Net Earnings - as adjusted	$ 9,230	9,826	(6.1)%

Diluted Net Earnings per share - as reported	$ 3.13	3.15	(0.6)%

Intangible asset amortization expense	0.16	0.21

Litigation expense/(gain), net	(0.08)	0.12

Synthes integration costs	0.02	0.06

DePuy ASR™ Hip program	0.05	—

In-process research and development	—	0.01

Tax benefit associated with Conor Medsystems	—	(0.14)

Ortho-Clinical Diagnostics divestiture net gain	(0.01)	—

Diluted Net Earnings per share - as adjusted	$ 3.27	3.41	(4.1)%

Operational Diluted Net Earnings per share - as adjusted*	$ 3.59	3.41	5.3%

*Excludes the effect of translational currency

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions, Divestitures and Hepatitis C (1) (A)
SECOND QUARTER 2015 ACTUAL vs. 2014 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (2)
WW As Reported:	2.3%	1.0%	(4.7)%	(0.9)%
U.S.	2.7%	(1.5)%	(5.8)%	(2.4)%
International	2.1%	3.8%	(3.9)%	0.5%

Wound Care / Other
BENECOL ®	0.8			0.1
U.S.	0.0			0.0
International	1.1			0.2

Diagnostics
Ortho-Clinical Diagnostics			6.1	2.3
U.S.			7.4	2.5
International			5.3	2.0

Other Neuroscience
NUCYNTA ®		0.5		0.2
U.S.		0.9		0.5
International		0.1		0.0

All Other Acquisitions and Divestitures	0.0			0.0
U.S.	0.2			0.0
International	0.0			0.0

WW Ops excluding Acquisitions and Divestitures	3.1%	1.5%	1.4%	1.7%
U.S.	2.9%	(0.6)%	1.6%	0.6%
International	3.2%	3.9%	1.4%	2.7%

Hepatitis C		8.2		3.3
U.S.		17.1		7.8
International		(1.4)		(0.6)

WW Ops excluding Acquisitions, Divestitures and Hepatitis C	3.1%	9.7%	1.4%	5.0%
U.S.	2.9%	16.5%	1.6%	8.4%
International	3.2%	2.5%	1.4%	2.1%

(1) Hepatitis C includes OLYSIO ® /SOVRIAD ® and INCIVO ®
(2) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions, divestitures and hepatitis C” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the magnitude of hepatitis C product sales over a short timeframe and the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions, Divestitures and Hepatitis C (1) (A)
SIX MONTHS 2015 ACTUAL vs. 2014 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (2)
WW As Reported:	2.8%	5.3%	(4.6)%	1.1%
U.S.	3.2%	6.7%	(6.0)%	1.5%
International	2.6%	3.8%	(3.5)%	0.6%

Women's Health
K-Y ®	0.5			0.1
U.S.	0.8			0.1
International	0.3			0.1

Wound Care / Other
BENECOL ®	0.7			0.1
U.S.	0.0			0.0
International	1.1			0.3

Diagnostics
Ortho-Clinical Diagnostics			6.0	2.3
U.S.			7.3	2.8
International			4.9	2.0

Other Neuroscience
NUCYNTA ®		0.3		0.1
U.S.		0.6		0.2
International		0.0		0.0

All Other Acquisitions and Divestitures	(0.1)			0.0
U.S.	0.0			0.0
International	(0.2)			(0.1)

WW Ops excluding Acquisitions and Divestitures	3.9%	5.6%	1.4%	3.7%
U.S.	4.0%	7.3%	1.3%	4.6%
International	3.8%	3.8%	1.4%	2.9%

Hepatitis C		5.7		2.2
U.S.		12.8		5.4
International		(1.2)		(0.5)

WW Ops excluding Acquisitions, Divestitures and Hepatitis C	3.9%	11.3%	1.4%	5.9%
U.S.	4.0%	20.1%	1.3%	10.0%
International	3.8%	2.6%	1.4%	2.4%

(1) Hepatitis C includes OLYSIO ® /SOVRIAD ® and INCIVO ®
(2) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions, divestitures and hepatitis C” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the magnitude of hepatitis C product sales over a short timeframe and the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$104	107	(2.8)%	(2.8)%	—%
Intl	439	500	(12.2)	(1.0)	(11.2)
WW	543	607	(10.5)	(1.2)	(9.3)

ORAL CARE
US	147	142	3.5	3.5	—
Intl	244	271	(10.0)	5.0	(15.0)
WW	391	413	(5.3)	4.5	(9.8)

OTC
US	366	316	15.8	15.8	—
Intl	608	687	(11.5)	4.7	(16.2)
WW	974	1,003	(2.9)	8.2	(11.1)

SKIN CARE
US	491	506	(3.0)	(3.0)	—
Intl	403	462	(12.8)	1.2	(14.0)
WW	894	968	(7.6)	(0.9)	(6.7)

WOMEN'S HEALTH
US	7	11	(36.4)	(36.4)	—
Intl	313	331	(5.4)	11.4	(16.8)
WW	320	342	(6.4)	9.9	(16.3)

WOUND CARE/OTHER
US	240	238	0.8	0.8	—
Intl	121	173	(30.1)	(19.2)	(10.9)
WW	361	411	(12.2)	(7.6)	(4.6)

TOTAL CONSUMER
US	1,355	1,320	2.7	2.7	—
Intl	2,128	2,424	(12.2)	2.1	(14.3)
WW	$3,483	3,744	(7.0)%	2.3%	(9.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$1,876	1,853	1.2%	1.2%	—%
Intl	678	778	(12.9)	3.4	(16.3)
WW	2,554	2,631	(2.9)	1.9	(4.8)
REMICADE
US	1,088	1,021	6.6	6.6	—
US Exports (4)	241	357	(32.5)	(32.5)	—
Intl	339	426	(20.4)	(6.6)	(13.8)
WW	1,668	1,804	(7.5)	(4.2)	(3.3)
SIMPONI / SIMPONI ARIA
US	172	132	30.3	30.3	—
Intl	136	150	(9.3)	9.2	(18.5)
WW	308	282	9.2	19.1	(9.9)
STELARA
US	375	343	9.3	9.3	—
Intl	195	185	5.4	26.5	(21.1)
WW	570	528	8.0	15.4	(7.4)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	8	17	(52.9)	(44.7)	(8.2)
WW	8	17	(52.9)	(44.7)	(8.2)

INFECTIOUS DISEASES
US	381	1020	(62.6)	(62.6)	—
Intl	651	742	(12.3)	7.2	(19.5)
WW	1,032	1,762	(41.4)	(33.2)	(8.2)
EDURANT
US	9	6	50.0	50.0	—
Intl	92	86	7.0	32.1	(25.1)
WW	101	92	9.8	33.2	(23.4)
OLYSIO / SOVRIAD
US	50	725	(93.1)	(93.1)	—
Intl	214	106	*	*	**
WW	264	831	(68.2)	(62.5)	(5.7)
PREZISTA / PREZCOBIX
US	258	239	7.9	7.9	—
Intl	190	253	(24.9)	(7.7)	(17.2)
WW	448	492	(8.9)	(0.1)	(8.8)
OTHER INFECTIOUS DISEASES
US	64	50	28.0	28.0	—
Intl	155	297	(47.8)	(36.9)	(10.9)
WW	219	347	(36.9)	(27.5)	(9.4)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$693	600	15.5%	15.5%	—%
Intl	871	1,027	(15.2)	(0.2)	(15.0)
WW	1,564	1,627	(3.9)	5.6	(9.5)
CONCERTA / METHYLPHENIDATE
US	102	28	*	*	—
Intl	104	117	(11.1)	2.7	(13.8)
WW	206	145	42.1	53.3	(11.2)
INVEGA
US	105	89	18.0	18.0	—
Intl	61	69	(11.6)	3.7	(15.3)
WW	166	158	5.1	11.8	(6.7)
INVEGA SUSTENNA / XEPLION
US	253	202	25.2	25.2	—
Intl	183	192	(4.7)	14.6	(19.3)
WW	436	394	10.7	20.1	(9.4)
RISPERDAL CONSTA
US	99	110	(10.0)	(10.0)	—
Intl	148	192	(22.9)	(6.5)	(16.4)
WW	247	302	(18.2)	(7.8)	(10.4)
OTHER NEUROSCIENCE
US	134	171	(21.6)	(21.6)	—
Intl	375	457	(17.9)	(5.1)	(12.8)
WW	509	628	(18.9)	(9.6)	(9.3)

ONCOLOGY
US	362	278	30.2	30.2	—
Intl	782	833	(6.1)	12.8	(18.9)
WW	1,144	1,111	3.0	17.2	(14.2)
IMBRUVICA
US	89	33	*	*	—
Intl	65	9	*	*	**
WW	154	42	*	*	**
VELCADE
US	—	—	—	—	—
Intl	344	403	(14.6)	1.1	(15.7)
WW	344	403	(14.6)	1.1	(15.7)
ZYTIGA
US	255	235	8.5	8.5	—
Intl	291	327	(11.0)	8.6	(19.6)
WW	546	562	(2.8)	8.6	(11.4)
OTHER ONCOLOGY
US	18	10	80.0	80.0	—
Intl	82	94	(12.8)	5.3	(18.1)
WW	100	104	(3.8)	12.5	(16.3)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER(5)
US	$1,231	862	42.8%	42.8%	—%
Intl	421	516	(18.4)	(6.6)	(11.8)
WW	1,652	1,378	19.9	24.3	(4.4)
XARELTO
US	472	361	30.7	30.7	—
Intl	—	—	—	—	—
WW	472	361	30.7	30.7	—
INVOKANA / INVOKAMET
US	302	114	*	*	—
Intl	16	3	*	*	**
WW	318	117	*	*	**
PROCRIT / EPREX
US	179	178	0.6	0.6	—
Intl	97	141	(31.2)	(18.7)	(12.5)
WW	276	319	(13.5)	(8.0)	(5.5)
OTHER
US	278	209	33.0	33.0	—
Intl	308	372	(17.2)	(6.3)	(10.9)
WW	586	581	0.9	7.9	(7.0)

TOTAL PHARMACEUTICAL
US	4,543	4,613	(1.5)	(1.5)	—
Intl	3,403	3,896	(12.7)	3.8	(16.5)
WW	$7,946	8,509	(6.6)%	1.0%	(7.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
MEDICAL DEVICES (2)

CARDIOVASCULAR CARE
US	$235	214	9.8%	9.8%	—%
Intl	309	353	(12.5)	1.7	(14.2)
WW	544	567	(4.1)	4.7	(8.8)

DIABETES CARE
US	214	222	(3.6)	(3.6)	—
Intl	280	336	(16.7)	(1.2)	(15.5)
WW	494	558	(11.5)	(2.1)	(9.4)

DIAGNOSTICS(6)
US	—	232	**	**	—
Intl	16	229	(93.0)	(90.1)	(2.9)
WW	16	461	(96.5)	(95.0)	(1.5)

ORTHOPAEDICS
US	1,321	1,294	2.1	2.1	—
Intl	1,009	1,175	(14.1)	(0.4)	(13.7)
WW	2,330	2,469	(5.6)	0.9	(6.5)

SPECIALTY SURGERY / OTHER
US	438	424	3.3	3.3	—
Intl	441	481	(8.3)	5.6	(13.9)
WW	879	905	(2.9)	4.5	(7.4)

SURGICAL CARE
US	562	551	2.0	2.0	—
Intl	887	1,024	(13.4)	0.0	(13.4)
WW	1,449	1,575	(8.0)	0.7	(8.7)

VISION CARE
US	243	262	(7.3)	(7.3)	—
Intl	403	445	(9.4)	6.0	(15.4)
WW	646	707	(8.6)	1.1	(9.7)

TOTAL MEDICAL DEVICES
US	3,013	3,199	(5.8)	(5.8)	—
Intl	3,345	4,043	(17.3)	(3.9)	(13.4)
WW	$6,358	7,242	(12.2)%	(4.7)%	(7.5)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$215	209	2.9%	2.9%	—%
Intl	839	943	(11.0)	(0.9)	(10.1)
WW	1,054	1,152	(8.5)	(0.2)	(8.3)

ORAL CARE
US	305	302	1.0	1.0	—
Intl	489	522	(6.3)	6.9	(13.2)
WW	794	824	(3.6)	4.7	(8.3)

OTC
US	771	682	13.0	13.0	—
Intl	1,196	1,332	(10.2)	6.8	(17.0)
WW	1,967	2,014	(2.3)	9.0	(11.3)

SKIN CARE
US	983	963	2.1	2.1	—
Intl	814	919	(11.4)	1.4	(12.8)
WW	1,797	1,882	(4.5)	1.8	(6.3)

WOMEN'S HEALTH
US	13	35	(62.9)	(62.9)	—
Intl	594	634	(6.3)	8.6	(14.9)
WW	607	669	(9.3)	4.8	(14.1)

WOUND CARE/OTHER
US	427	438	(2.5)	(2.5)	—
Intl	227	322	(29.5)	(19.4)	(10.1)
WW	654	760	(13.9)	(9.6)	(4.3)

TOTAL CONSUMER
US	2,714	2,629	3.2	3.2	—
Intl	4,159	4,672	(11.0)	2.6	(13.6)
WW	$6,873	7,301	(5.9)%	2.8%	(8.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$3,631	3,400	6.8%	6.8%	—%
Intl	1,386	1,574	(11.9)	3.4	(15.3)
WW	5,017	4,974	0.9	5.7	(4.8)
REMICADE
US	2,143	2,018	6.2	6.2	—
US Exports (4)	422	524	(19.5)	(19.5)	—
Intl	703	872	(19.4)	(6.4)	(13.0)
WW	3,268	3,414	(4.3)	(1.0)	(3.3)
SIMPONI / SIMPONI ARIA
US	327	236	38.6	38.6	—
Intl	281	305	(7.9)	9.5	(17.4)
WW	608	541	12.4	22.2	(9.8)
STELARA
US	739	622	18.8	18.8	—
Intl	380	362	5.0	24.6	(19.6)
WW	1,119	984	13.7	20.9	(7.2)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	22	35	(37.1)	(28.7)	(8.4)
WW	22	35	(37.1)	(28.7)	(8.4)

INFECTIOUS DISEASES
US	793	1,581	(49.8)	(49.8)	—
Intl	1,214	1,381	(12.1)	5.9	(18.0)
WW	2,007	2,962	(32.2)	(23.8)	(8.4)
EDURANT
US	18	11	63.6	63.6	—
Intl	174	162	7.4	31.4	(24.0)
WW	192	173	11.0	33.4	(22.4)
OLYSIO / SOVRIAD
US	148	1,016	(85.4)	(85.4)	—
Intl	350	169	*	*	**
WW	498	1,185	(58.0)	(51.7)	(6.3)
PREZISTA / PREZCOBIX
US	492	453	8.6	8.6	—
Intl	383	484	(20.9)	(4.8)	(16.1)
WW	875	937	(6.6)	1.7	(8.3)
OTHER INFECTIOUS DISEASES
US	135	101	33.7	33.7	—
Intl	307	566	(45.8)	(35.8)	(10.0)
WW	442	667	(33.7)	(25.2)	(8.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$1,443	1,201	20.1%	20.1%	—%
Intl	1,739	2,064	(15.7)	(1.7)	(14.0)
WW	3,182	3,265	(2.5)	6.4	(8.9)
CONCERTA / METHYLPHENIDATE
US	228	63	*	*	—
Intl	202	232	(12.9)	(0.3)	(12.6)
WW	430	295	45.8	55.7	(9.9)
INVEGA
US	199	175	13.7	13.7	—
Intl	122	148	(17.6)	(2.9)	(14.7)
WW	321	323	(0.6)	6.1	(6.7)
INVEGA SUSTENNA / XEPLION
US	481	384	25.3	25.3	—
Intl	366	383	(4.4)	13.6	(18.0)
WW	847	767	10.4	19.4	(9.0)
RISPERDAL CONSTA
US	203	216	(6.0)	(6.0)	—
Intl	298	396	(24.7)	(9.8)	(14.9)
WW	501	612	(18.1)	(8.5)	(9.6)
OTHER NEUROSCIENCE
US	332	363	(8.5)	(8.5)	—
Intl	751	905	(17.0)	(4.8)	(12.2)
WW	1,083	1,268	(14.6)	(5.9)	(8.7)

ONCOLOGY
US	696	518	34.4	34.4	—
Intl	1,556	1,615	(3.7)	14.1	(17.8)
WW	2,252	2,133	5.6	19.1	(13.5)
IMBRUVICA
US	155	39	*	*	—
Intl	115	13	*	*	**
WW	270	52	*	*	**
VELCADE
US	—	—	—	—	—
Intl	683	811	(15.8)	(1.5)	(14.3)
WW	683	811	(15.8)	(1.5)	(14.3)
ZYTIGA
US	508	464	9.5	9.5	—
Intl	594	610	(2.6)	16.8	(19.4)
WW	1,102	1,074	2.6	13.6	(11.0)
OTHER ONCOLOGY
US	33	15	*	*	—
Intl	164	181	(9.4)	7.6	(17.0)
WW	197	196	0.5	16.1	(15.6)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER(5)
US	$2,351	1,653	42.2%	42.2%	—%
Intl	863	1,020	(15.4)	(3.7)	(11.7)
WW	3,214	2,673	20.2	24.6	(4.4)
XARELTO
US	913	680	34.3	34.3	—
Intl	—	—	—	—	—
WW	913	680	34.3	34.3	—
INVOKANA / INVOKAMET
US	568	207	*	*	—
Intl	28	4	*	*	**
WW	596	211	*	*	**
PROCRIT / EPREX
US	342	354	(3.4)	(3.4)	—
Intl	203	275	(26.2)	(13.3)	(12.9)
WW	545	629	(13.4)	(7.7)	(5.7)
OTHER
US	528	412	28.2	28.2	—
Intl	632	741	(14.7)	(4.0)	(10.7)
WW	1,160	1,153	0.6	7.5	(6.9)

TOTAL PHARMACEUTICAL
US	8,914	8,353	6.7	6.7	—
Intl	6,758	7,654	(11.7)	3.8	(15.5)
WW	$15,672	16,007	(2.1)%	5.3%	(7.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
MEDICAL DEVICES (2)

CARDIOVASCULAR CARE
US	$463	419	10.5%	10.5%	—%
Intl	610	689	(11.5)	2.5	(14.0)
WW	1,073	1,108	(3.2)	5.5	(8.7)

DIABETES CARE
US	426	414	2.9	2.9	—
Intl	552	656	(15.9)	(0.3)	(15.6)
WW	978	1,070	(8.6)	0.9	(9.5)

DIAGNOSTICS(6)
US	—	456	**	**	—
Intl	46	448	(89.7)	(86.8)	(2.9)
WW	46	904	(94.9)	(93.5)	(1.4)

ORTHOPAEDICS
US	2,630	2,586	1.7	1.7	—
Intl	2,028	2,304	(12.0)	1.2	(13.2)
WW	4,658	4,890	(4.7)	1.5	(6.2)

SPECIALTY SURGERY / OTHER
US	855	841	1.7	1.7	—
Intl	857	938	(8.6)	4.6	(13.2)
WW	1,712	1,779	(3.8)	3.2	(7.0)

SURGICAL CARE
US	1,105	1,090	1.4	1.4	—
Intl	1,767	1,993	(11.3)	1.5	(12.8)
WW	2,872	3,083	(6.8)	1.5	(8.3)

VISION CARE
US	496	548	(9.5)	(9.5)	—
Intl	781	920	(15.1)	(1.0)	(14.1)
WW	1,277	1,468	(13.0)	(4.1)	(8.9)

TOTAL MEDICAL DEVICES
US	5,975	6,354	(6.0)	(6.0)	—
Intl	6,641	7,948	(16.4)	(3.5)	(12.9)
WW	$12,616	14,302	(11.8)%	(4.6)%	(7.2)%

* Percentage greater than 100%
** Not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Prior year amounts have been reclassified to conform to current year product disclosure
(4) Reported as U.S. sales
(5) Previously referred to as Other
(6) Reflects Diagnostics divestiture June 30, 2014